Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2025
Intangible Assets and Goodwill [Abstract]
INTANGIBLE ASSETS AND GOODWILL
14.	INTANGIBLE ASSETS AND GOODWILL

The details of intangible assets and goodwill are as follows:

In thousands of USD	Rights to electrical capacity	Technologies	Patents, trademarks, royalties and other rights	Others	Total intangible assets	Goodwill
Cost:
At January 1, 2023	-	-	3	441	444	-
Additions	-	-	4,896	313	5,209	-
At December 31, 2023	-	-	4,899	754	5,653	-
Accumulated amortization:
At January 1, 2023	-	-	(1)	(121)	(122)	-
Charge for the year	-	-	(572)	(182)	(754)	-
At December 31, 2023	-	-	(573)	(303)	(876)	-
Net book value:
At December 31, 2023	-	-	4,326	451	4,777	-

Cost
At January 1, 2024	-	-	4,899	754	5,653	-
Additions	-	-	119	659	778	-
Acquired through the business combinations (Note 5(b) and 5(c))	22,429	63,633	-	-	86,062	35,818
At December 31, 2024	22,429	63,633	5,018	1,413	92,493	35,818
Accumulated amortization:
At January 1, 2024	-	-	(573)	(303)	(876)	-
Charge for the year	-	(7,070)	(1,007)	(305)	(8,382)	-
At December 31, 2024	-	(7,070)	(1,580)	(608)	(9,258)	-
Net book value:
At December 31, 2024	22,429	56,563	3,438	805	83,235	35,818

Cost:
At January 1, 2025	22,429	63,633	5,018	1,413	92,493	35,818
Additions	29,281	-	4,150	273	33,704	-
At December 31, 2025	51,710	63,633	9,168	1,686	126,197	35,818
Accumulated amortization:
At January 1, 2025	-	(7,070)	(1,580)	(608)	(9,258)	-
Charge for the year	-	(21,211)	(2,185)	(111)	(23,507)	-
At December 31, 2025	-	(28,281)	(3,765)	(719)	(32,765)	-
Net book value:
At December 31, 2025	51,710	35,352	5,403	967	93,432	35,818

The Group had entered into contractual commitments, which were not recognized in payables, for the acquisition of intangible assets amounting to US$1.8 million and nil as of December 31, 2025 and December 31, 2024, respectively.

As of December 31, 2025, the Group identified three Cash-generating units (“CGUs”) to which indefinite useful life intangible assets and goodwill are allocated for impairment testing. The carrying amounts have been allocated to the CGUs as follows:

	At December 31, 2025 and 2024
In thousands of USD	Rights to electrical capacity	Goodwill
Tydal Data Center AS	14,285	4,389
Troll Housing AS	8,144	10,062
FreeChain	-	21,367
Total	22,429	35,818

Tydal Data Center AS

The recoverable amount of Tydal Data Center AS has been determined based on a value in use calculation using cash flow projections. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. As of December 31, 2025 and 2024, the pre-tax discount rate applied to the cash flow projections is 18.9% and 19.4%, respectively derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. As of December 31, 2025 and 2024, the terminal growth rate of 3.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

As of December 31, 2024, the budgeted EBIT is projected to increase at an average rate of 21.0% per annum and was estimated based on past experience, taking into account of the revenue generation expected from the 175MW site expansion plan. During the year ended December 31, 2025, the Group has assessed to convert the plan into AI infrastructure commencing in 2026 and onwards. As of December 31, 2025, following the conversion plan, budgeted EBIT is projected to increase at an average rate of 80.2% per annum.

As of December 31, 2025 and 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$44.9 million and US$11.1 million, respectively.

Troll Housing AS

The recoverable amount of Troll Housing AS has been determined based on a value in use calculation using cash flow projections. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. As of December 31, 2025 and 2024, the pre-tax discount rate applied to cash flow projections is 18.8% and 19.0%, respectively derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. As of December 31, 2025 and 2024, the terminal growth rate of 3.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

As of December 31, 2025 and 2024, budgeted EBIT is projected to increase at an average of 33.8% and 25.4% per annum, respectively and was estimated taking into account past experiences and expectations of futures.

As of December 31, 2025 and 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$28.6 million and US$7.4 million, respectively.

FreeChain

The recoverable amount of FreeChain has been determined based on a fair value less costs of disposal calculation using cash flow projections. The fair value measurement was categorised as a level 3 fair value based on the inputs in the valuation technique used. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. As of December 31, 2025 and 2024, the pre-tax discount rate applied to cash flow projections is 37.4% and 37.3%, respectively derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. As of December 31, 2025 and 2024, the terminal growth rate is 2.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

As of December 31, 2025 and 2024, budgeted revenue is projected to increase at an average of 2.3% and 5.0% per annum, respectively and was estimated based on expected future outcomes and anticipated revenue growth. Revenue growth was projected considering the estimated production and sales volume, particularly the involvement in mining rig development within the ASIC and mining rig business.

As of December 31, 2025 and 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$840.4 million and US$518.6 million, respectively.

The following table shows the amount by which the key assumptions would need to increase/ (decrease) individually for the estimated recoverable amount to be equal to the carrying amount.

	At December 31, 2025
In %	Tydal Data Center AS	Troll Housing AS	FreeChain

Discount rate	23.1	17.6	47.3
EBIT margin	(60.2)	(54.6)	N/A
Revenue	N/A	N/A	(17.5)

	At December 31, 2024
In %	Tydal Data Center AS	Troll Housing AS	FreeChain

Discount rate	6.8	6.5	Nm*
EBIT margin	(26.0)	(28.4)	N/A
Revenue	N/A	N/A	(19.2)

*	FreeChain has substantial recoverable amount, and it is unlikely that a change in the discount rate that will result in the amount fair value less cost of disposal of FreeChain equal to the carrying amount would occur under reasonable scenarios for the year ended December 31, 2024.